Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Aim Exploration Inc., (the “ Company ” ) on Form 10-Q for the quarter ended February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ” ), I, James Robert Todhunter, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ James Robert Todhunter
James Robert Todhunter
President and Chief Executive Officer

July <*>, 2016